Subsequent Events	12 Months Ended
Dec. 31, 2024
Subsequent Events [Abstract]
Subsequent Events

13. Subsequent Event

2021 Equity Plan Stock Increase

On January 1, 2025, the number of shares of common stock available under the 2021 Plan increased to 156,512 as per the Evergreen Feature in the 2021 Plan.

Restricted Stock Awards Granted

On February 11, 2025, 58,568 Restricted Stock Awards, were granted to employees and the Board of Directors which resulted in a fair value of $0.2 million of stock-based compensation expense based on the Company’s stock price on the date of grant. The grants were granted from shares of the 2021 Plan and either vest 100% on the date of grant or vest 50% on the date of grant, with 50% vesting on the vest one year thereafter.

Regaining Nasdaq Compliance

As previously reported on October 16, 2024, the Company received a letter from Nasdaq notifying the Company of its noncompliance with Nasdaq Listing Rule 5550(a)(2) by failing to maintain a minimum bid price for its common stock of at least $1.00 per share for 30 consecutive business days. The Company had until February 14, 2025, to regain compliance by having a minimum closing bid price of at least $1.00 per share for at least 10 consecutive business days. On February 19, 2025 the Company received a formal notice from Nasdaq stating that the Company’s common stock will continue to be listed and traded on Nasdaq, due to the Company having regained compliance with the minimum bid price requirement, and all applicable listing standards.

Class F Common Stock Warrant Exercises

As of March 3, 2025, the Company received alternative cashless exercise notices for 3,064,040 Class F Common Stock Warrants to purchase 383,006 shares of common stock issued in connection with the Class E Warrant Inducement.